UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2018

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38029 (Commission File Number)	33-1229046 (I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Conditions.

Akoustis Technologies, Inc. (the “Company”) is furnishing under this Item 2.02 a summary of certain preliminary estimates regarding its financial results for the quarter ended September 30, 2018. Such information is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is included in the preliminary prospectus supplements filed with the Securities and Exchange Commission on October 18, 2018 in connection with the proposed offerings of common stock and convertible senior notes described in Item 8.01 below. This preliminary financial information is based upon the Company’s estimates and is subject to completion of its financial closing procedures. Moreover, this preliminary financial information has been prepared solely on the basis of information that is currently available to, and that is the responsibility of, management. The Company’s independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this information. This preliminary financial information is not a comprehensive statement of the Company’s financial results for the quarter ended September 30, 2018 and remains subject to, among other things, the completion of financial closing procedures, final adjustments, completion of the Company’s internal review and review by its independent registered public accounting firm of its financial statements for the quarter ended September 30, 2018, which may materially impact the results and expectations set forth below.

The information furnished in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01      Other Events

On October 18, 2018, the Company issued a press release announcing its intention to offer and sell, subject to market and other conditions, shares of its common stock and $10 million aggregate principal amount of convertible senior notes due 2023. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Such forward-looking statements include, but are not limited to, statements regarding the Company’s expected financial results and results of operations. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these forward-looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties. Forward-looking statements are neither historical facts nor assurances of future performance. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of the Company’s research and development activities, including uncertainties relating to semiconductor process manufacturing; the development of the Company’s XBAW™ technology and products presently under development and the anticipated timing of such development; the Company’s ability to protect its intellectual property rights that are valuable to its business, including patent and other intellectual property rights; the Company’s ability to successfully manufacture, market and sell products based on the Company’s technologies; the ability to achieve qualification of the Company’s products for commercial manufacturing in a timely manner and the size and growth of the potential markets for any products so qualified; the rate and degree of market acceptance of any of the Company’s products; the Company’s ability to raise funding to support operations and the continued development and qualification of its products and the technologies underlying them; and the Company’s ability to service its outstanding indebtedness. These and other risks and uncertainties are described in more detail in the Part I, Item 1A - Risk Factors of the Company’s most recent Annual Report on Form 10-K. Considering these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report and the exhibits hereto may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this report and the exhibits hereto speak only as of the date hereof and, except as required by law, the Company undertakes no obligation to update publicly or privately any forward-looking statements, whether written or oral, for any reason after the date of this press release to conform these statements to new information, actual results or to changes in its expectations.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Preliminary estimated financial information for the quarter ended September 30, 2018.

99.2	Press release issued October 18, 2018, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ John T. Kurtzweil
Name: John T. Kurtzweil Title: Chief Financial Officer

Date:  October 18, 2018